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                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED JULY 14, 2008
            TO THE PROSPECTUS DATED APRIL 28, 2008 (AS SUPPLEMENTED)

     This supplement describes the optional Lifetime Withdrawal Guarantee II (LWG II) and Guaranteed Minimum Income Benefit Plus II (GMIB Plus II) living benefit riders available with American Forerunner Series Variable Annuity Contracts issued in New York State on or after July 14, 2008

     This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectus dated April 28, 2008 (as supplemented) for the Contracts. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at
(800) 435-4117 to request a free copy.

     Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

OVERVIEW OF THE GMIB PLUS II AND LWG II RIDERS

     We offer GMIB Plus II and LWG II riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at Contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each rider. Also, please note there are examples illustrating the operation of the GMIB Plus II in Appendix D to the Prospectus. Appendix E to the Prospectus contains examples illustrating the operation of the LWG II, however please note that, in contrast to the LWG II rider described below, the LWG II rider described in the Prospectus and the examples in Appendix E thereto uses a 7.25% Compounding Income Amount rather than the 6.00% Compounding Income Amount for purposes of calculating the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

GUARANTEED INCOME BENEFITS

     -    Guaranteed Minimum Income Benefit Plus II (GMIB Plus II)

     GMIB Plus II is designed to allow you to invest your Contract Value in the market while at the same time assuring a specified guaranteed level of minimum fixed annuity payments if you elect the income phase. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Contract Value at the time you annuitize. Prior to exercising the rider and annuitizing your Contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.

GUARANTEED WITHDRAWAL BENEFITS

     -    Lifetime Withdrawal Guarantee II (LWG II)

     With LWG II, you are guaranteed at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum allowed under the rider. In addition, you are guaranteed income without annuitizing for your life (and the life of your spouse, if the Joint Life version of the rider was elected), even after the entire amount of purchase payments has been returned. (Under the Single Life version of the LWG II rider, income for life is guaranteed if you make your first withdrawal on or after the date you reach age 59 1/2; under the Joint Life version of the LWG II rider, income for life is guaranteed if you make your first withdrawal when both you and your spouse are at least age
59 1/2.

GUARANTEED MINIMUM INCOME BENEFIT PLUS II

FEE TABLE - OPTIONAL BENEFIT RIDERS

Guaranteed Minimum Income Benefit Plus II (1)   Maximum Guaranteed Charge: 1.50%
                                                Current Charge:            0.75%

(1) The GMIB Plus II rider charge is imposed on the Income Base annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each Subaccount and the EDCA Guaranteed Account. The Income Base is based on the greater of premiums

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     accumulated with interest and the greatest anniversary value for the
     Contract, subject to certain limitations. The charge for the Guaranteed Minimum Income Benefit will not be assessed after annuitization. If you elect an Optional Step-Up, as permitted, we may increase the charge to the then current charge applicable to the same rider, but no more than the maximum of 1.50% of the Income Base. See "Facts About Guaranteed Income Benefits" below for more information.

GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGE

     The GMIB Plus II rider charge is 0.75% of the Income Base at the time the charge is assessed. If your Income Base is increased due to an Optional Step-Up, we may reset the rider charge to a rate we shall determine that does not exceed the Maximum Optional Step-Up Charge (1.50%), provided that this rate will not exceed the rate currently applicable to the same rider available for new Contract purchases at the time of the Optional Step-Up.

     The charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary up to and including the anniversary on or immediately preceding the date the Rider is exercised. Upon full withdrawal or annuitization, the rider charge is deducted from your Contract Value pro rata from each Subaccount and the EDCA Guaranteed Account.

     The GMIB Rider Charge will result in the cancellation of Accumulation Units from each applicable Subaccount of the Variable Account in the ratio the Contract Value in a Subaccount bears to the total Contract Value.

GUARANTEED INCOME BENEFITS

     At the time you buy the Contract, you may elect the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") rider for an additional charge. This benefit is designed to guarantee a predictable minimum level of fixed annuity payments, regardless of investment performance during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL CONTRACT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF GMIB PLUS II) PRODUCES HIGHER ANNUITY PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising GMIB Plus II, you may make specified withdrawals that reduce your Income Base (as explained below) during the pay-in phase and still leave the benefit guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.

     You may not have this rider and another living benefit (LWG, GWB or GMAB) in effect at the same time. Once elected, the GMIB Plus II rider cannot be terminated except as discussed below.

FACTS ABOUT GUARANTEED INCOME BENEFITS

     INCOME BASE AND GMIB ANNUITY PAYMENTS. Under GMIB Plus II, we calculate an "Income Base" (as described below) that determines, in part, the minimum amount you receive as an annuity payment upon exercising GMIB Plus II and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR CONTRACT VALUE OR A MINIMUM RETURN FOR ANY SUBACCOUNT. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, you may exercise the rider. We then will apply the Income Base calculated at the time of exercise to the GMIB Plus II Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly annuity payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

     THE GMIB PLUS II ANNUITY TABLE. The GMIB Plus II Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year. As with other annuity payment types, the amount you receive as an annuity payment also depends on your age, your sex, and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 85 to 90 are the same as those for attained age 84. THE ANNUITY RATES IN THE GMIB PLUS II ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT GMIB PLUS II PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR CONTRACT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES. Your registered representative can provide you an illustration of the amounts you would receive if you exercised the rider.

If you exercise the GMIB Plus II rider, your annuity payments will be the greater of:

     - the annuity payment determined by applying the amount of the Income Base to the GMIB Plus II Annuity Table (see "Exercising GMIB Plus II" below), or


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     -    the annuity payment determined for the same annuity option in accordance with the base Contract. (See the "ANNUITY PAYMENTS" section of the Prospectus.)

     If you choose not to receive annuity payments as guaranteed under GMIB Plus II, you may elect any of the annuity options available under the Contract.

     OWNERSHIP. If the Owner is a natural person, the Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB Plus II annuity payments. If Joint Owners are named, the age of the older will be used to determine the Income Base and GMIB Plus II annuity payments.

GMIB PLUS II, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS

     The GMIB Plus II may have limited usefulness in connection with a qualified Contract, such as IRA (See "Income Taxes" in the Prospectus), in circumstances where, due to the ten year waiting period after purchase (and, after an Optional Step-Up), the Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the ten year waiting period will have the effect of reducing the Income Base either on a proportionate or dollar-for-dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under GMIB Plus
II. You should consult your tax adviser prior to electing GMIB Plus II.

     Additionally, GMIB Plus II is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract or IRA (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the Owner or after the death of the Annuitant in certain cases). GMIB Plus II may not be exercised until 10 years after purchase (and, after an Optional Step-Up/Optional Reset), and the rider provides guaranteed monthly fixed annuity payments for life (or joint lives, if applicable), with payments guaranteed for 5 years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the Owner's death, and also prohibit payments for as long as the beneficiary's life in certain circumstances.

DESCRIPTION OF GMIB PLUS II

     GMIB Plus II is available only for Owners up through age 78 and you can only elect GMIB Plus II at the time you purchase the Contract. GMIB Plus II MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY.

     INCOME BASE. The Income Base is the greater of (a) or (b) below.

          (a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced by each subsequent withdrawal (including any applicable Withdrawal Charge). Purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Contract Value immediately before the withdrawal.

          (b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issue the Contract.) Thereafter, the Annual Increase Amount is equal to (i) less
     (ii), where:


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               (i) is purchase payments accumulated at the annual increase rate.
          The annual increase rate is 6% per year through the Contract Anniversary prior to the Owner's 91st birthday and 0% thereafter; and

               (ii) is withdrawal adjustments accumulated at the annual increase rate from the date of the withdrawal. Withdrawal adjustments in a Contract Year are determined according to (1) or (2) as defined below:

                    (1) The withdrawal adjustment for each withdrawal in a
               Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributed to that withdrawal (including any applicable Withdrawal Charge); or

                    (2) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

               (See section (1) of Appendix D to the Prospectus for examples of the calculation of the withdrawal adjustment.)

          The Annual Increase Amount shall not exceed 190% of total purchase payments, or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up (see "Optional Step-Up" below.).

     IN DETERMINING THE GMIB PLUS II ANNUITY PAYMENTS, AN AMOUNT EQUAL TO THE WITHDRAWAL CHARGE THAT WOULD APPLY UPON A COMPLETE WITHDRAWAL AND THE AMOUNT OF ANY PREMIUM AND OTHER TAXES THAT MAY APPLY WILL BE DEDUCTED FROM THE INCOME BASE. FOR PURPOSES OF CALCULATING THE INCOME BASE, PURCHASE PAYMENT CREDITS (i.e., BONUS AMOUNTS) ARE NOT INCLUDED. Partial annuitizations are not permitted.

     OPTIONAL STEP-UP. On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Contract Value. An Optional Step-Up may be beneficial if your Contract Value has grown at a rate above the 6% accumulation rate on the Annual Increase Amount. HOWEVER, RESETTING THE ANNUAL INCREASE AMOUNT WILL INCREASE YOUR WAITING PERIOD FOR EXERCISING GMIB PLUS II BY RESTARTING THE 10-YEAR WAITING PERIOD, AND WE MAY RESET THE GMIB PLUS II CHARGE TO A RATE WE SHALL DETERMINE THAT DOES NOT EXCEED THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%), PROVIDED THAT THIS RATE WILL NOT EXCEED THE RATE CURRENTLY APPLICABLE TO THE SAME OPTIONAL RIDER FOR NEW PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP. An Optional Step-Up is permitted only if: (1) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

     You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each automatic step-up. You may discontinue this election at any time by notifying us in writing, at our Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make the election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. If you discontinue Automatic Annual Step-Ups, GMIB Plus II (and the charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.

     We must receive your request to exercise the Optional Step-Up in writing at our Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

     The Optional Step-Up will:


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     (1)  reset the Annual Increase Amount to the Contract Value on the Contract
          Anniversary following the receipt of an Optional Step-Up election;

     (2) reset the GMIB Plus II waiting period to the 10th Contract Anniversary following the date the Optional Step-Up took effect; and

     (3) reset the GMIB Plus II charge to a rate we shall determine (provided that this rate will not exceed the rate currently applicable to the same optional rider for new purchases at the time of the Optional Step-Up), up to the Maximum Optional Step-Up charge (not to exceed 1.50%).

     The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up.

     On the date of the Optional Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.

     In the event that the charge applicable to Contract purchases at the time of the reset is higher than your current GMIB Plus II charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up.

     INVESTMENT ALLOCATION RESTRICTIONS. If you elect GMIB Plus II, there are certain investment allocation restrictions. Please see the "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders" in the Prospectus. In addition, please note the Fixed Account is not available for Contracts issued in New York State with GMIB Plus II. If you elect GMIB Plus II, you may not participate in the Dollar Cost Averaging (DCA) program; however, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) Program, provided that your destination Subaccounts are selected in accordance with the investment allocation restrictions.

     GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method to which we agree, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

     By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Contract Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB Plus II payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:

     (a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and

     (b) is the Contract Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

     For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits (i.e., bonus amounts) are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Subaccount in the ratio the portion of the Contract Value in such Subaccount bears to the total Contract Value in all Subaccounts. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Contract Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing GMIB Plus II for this feature.

     The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, GMIB PLUS II WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES


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WILL APPLY THEREAFTER. The variable annuity Contract, however, will continue, and the GMIB Plus II allocation restrictions, described above, will no longer apply.

     EXERCISING GMIB PLUS II. If you exercise GMIB Plus II, you must select to receive annuity payments under one of the following fixed annuity options:

               (1)  Life annuity with 5 years of annuity payments guaranteed; or

               (2) Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants is greater than 10 years. See "ANNUITY PAYMENTS" in the Prospectus. This annuity option is only available if the oldest Annuitant's attained age is 55 or older.

          These options are described in the Contract and the GMIB Plus II rider. Partial annuitizations are not permitted. We reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.

     If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity (see "THE CONTRACTS--Inactive Contracts" in the Prospectus), or your Contract lapses and there remains any Income Base, we will commence making annuity payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your annuity payments under this rider, if any, will be determined using the Income Base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

     TERMINATING GMIB PLUS II. Except as otherwise provided, GMIB Plus II will terminate upon the earliest of:

     (a) The 30th day following the Contract Anniversary on or following your 90th birthday;

     (b) The date you make a complete withdrawal of your Contract Value (a pro rata portion of the charge will be applied). (If there is still an Income Base remaining after a full withdrawal of your Contract Value, we will commence making annuity payments based on the remaining Income Base within 30 days of the date of the full withdrawal.)

     (c) The date you elect to receive annuity payments under the Contract and you do not elect to receive payments under GMIB Plus II (a pro rata portion of the charge will be applied);

     (d) Death of the Owner or Joint Owner (unless the spouse (aged 89 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;

     (e) A change for any reason of the Owner or Joint Owner or Annuitant, if a non-natural person owns the Contract, unless we agree otherwise;

     (f)  The effective date of the Guaranteed Principal Option; or

     (g) The date you assign your Contract, subject to our administrative procedures.

     When GMIB Plus II terminates, the corresponding GMIB Plus II charge terminates and GMIB Plus II investment restrictions no longer apply.

LIFETIME WITHDRAWAL GUARANTEE II

FEE TABLE -- OPTIONAL BENEFIT RIDERS

Lifetime Withdrawal Guarantee II (Single Life   Maximum Guaranteed Charge: 1.25%
   Version) (1)                                 Current Charge:            0.65%
Lifetime Withdrawal Guarantee II (Joint Life    Maximum Guaranteed Charge: 1.50%
   Version) (1)                                 Current Charge:            0.85%

(1) The Lifetime Withdrawal Guarantee rider charge is imposed on the Total Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each Subaccount and the EDCA Guaranteed Account. The Total Guaranteed Withdrawal Amount initially equals your initial Purchase Payments. If an Automatic Annual Step-Up occurs, we may increase the Lifetime Guaranteed Withdrawal rider charge to the then-current charge applicable to the same rider, but no more than the maximum percentage of the Total Guaranteed Withdrawal Amount stated above (Maximum Guaranteed Charge). (See below for more information.)

LWG II RIDER CHARGE


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     If you elect the LWG II rider, a charge is deducted from your Contract
Value during the accumulation phase on each Contract Anniversary. The rider charge is deducted from your Contract Value pro rata from each Subaccount and the EDCA Guaranteed Account. We take amounts from the Subaccounts by canceling Accumulation Units. The charge for the LWG II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Description of Lifetime Withdrawal Guarantee II--Total Guaranteed Withdrawal Amount") on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. If an Automatic Annual Step-Up occurs under the LWG II rider, we may reset the rider charge to a rate we shall determine that does not exceed the Maximum Optional Step-Up Charge of 1.25% (Single Life version) or 1.50% (Joint Life version), provided that this rate will not exceed the rate currently applicable to the same rider available for new contract purchases at the time of the Step-Up. If the LWG II rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Description of Lifetime Withdrawal Guarantee II--Remaining Guaranteed Withdrawal Amount") equals zero.

GUARANTEED WITHDRAWAL BENEFITS

     We offer the Lifetime Withdrawal Guarantee II (LWG II) for an additional charge.

     The LWG II guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2 , the LWG II guarantees income, without annuitizing the Contract, for your life (and the life of your spouse if the Joint Life version of this rider was elected, and if both you and your spouse are at least age 59 1/2 at the time of the first withdrawal), even after the entire amount of purchase payments has been returned. (See "Description of Lifetime Withdrawal Guarantee II" below.)

     If you purchase LWG II, you must elect it at the time you purchase the Contract, prior to age 86. You may not have this rider and another living benefit (GMIB or GMAB) in effect at the same time. Once elected, the rider may not be terminated except as stated below.

FACTS ABOUT GUARANTEED WITHDRAWAL BENEFITS

     MANAGING YOUR WITHDRAWALS. The LWG II guarantee may be reduced if your annual withdrawals or any amount applied to an annuity option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The LWG II does not establish or guarantee a Contract Value or minimum return for any Subaccount. The Remaining Guaranteed Withdrawal Amount (as described below) under the LWG II cannot be taken as a lump sum. (However, if you cancel the LWG II after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Contract Value to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See "Description of Lifetime Withdrawal Guarantee II--Cancellation and Guaranteed Principal Adjustment" below.) INCOME TAXES AND PENALTIES MAY APPLY TO YOUR WITHDRAWALS, AND WITHDRAWAL CHARGES MAY APPLY TO WITHDRAWALS DURING THE FIRST CONTRACT YEAR UNLESS YOU TAKE THE NECESSARY STEPS TO ELECT TO TAKE SUCH WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM. WITHDRAWAL CHARGES WILL ALSO APPLY TO WITHDRAWALS OF PURCHASE PAYMENTS THAT EXCEED THE FREE WITHDRAWAL AMOUNT.

     IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT GUARANTEE THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL TOTAL GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LWG II UNTIL TERMINATION OF THE RIDER.

     For purposes of calculating the Total Guaranteed Withdrawal Amount purchase payment credits (i.e., bonus payments) are not included. In any event, withdrawals will reduce your Contract Value and death benefits.

     CHARGES. If the LWG II is in effect, we will continue to assess the rider charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero.

     WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 9% of purchase payments taken in the first nine years following receipt of the applicable purchase payment. (See

"ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER
DEDUCTIONS--Withdrawal Charge" and "THE CONTRACTS--Systematic Withdrawals" in the Prospectus.)

     TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.

     TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE LWG II IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE CONTRACT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISOR PRIOR TO PURCHASE.

LIFETIME WITHDRAWAL GUARANTEE II AND DECEDENT CONTRACTS

     The LWG II is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract or IRA (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the Owner or after the death of the Annuitant in certain cases). Under the tax rules, such Contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the Owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.

DESCRIPTION OF LIFETIME WITHDRAWAL GUARANTEE II

     TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the LWG II is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the TOTAL GUARANTEED WITHDRAWAL AMOUNT. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If you take a withdrawal that does NOT exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a NON-EXCESS WITHDRAWAL. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Contract Value. We refer to this type of withdrawal as an EXCESS WITHDRAWAL.

     REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charge). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable withdrawal charge) reduces the Contract Value.

     6.00% COMPOUNDING INCOME AMOUNT. If you elect the Single Life Version of LWG II, and you are 63 years old or older, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the fifth Contract Anniversary. If the first withdrawal is taken before the Contract Anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

     If you elect the Joint Life Version of LWG II and the younger spouse is age 66 or older we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000) on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the fifth Contract Anniversary. If the first withdrawal is taken before the Contract Anniversary following the date the younger spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

     We may also increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

     ANNUAL BENEFIT PAYMENT. The initial ANNUAL BENEFIT PAYMENT is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the Withdrawal Rate. If the Single Life version of LWG II is elected, the Withdrawal Rate is 5% (6% if you make the first withdrawal on or after the Contract Anniversary following the date you reach age 76). If the Joint Life Version of LWG II is elected, the Withdrawal Rate is 4.5% (5% if you make the first withdrawal on or after the Contract Anniversary following the date the younger spouse reaches age 63).

     If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the applicable Withdrawal Rate.

IT IS IMPORTANT TO NOTE:

     - If you take your first withdrawal before the date you reach age 59 1/2 (or, with the Joint Life Version, if you take your first withdrawal before the date when both you and your spouse are at least 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted even if your Contract Value declines to zero. This means if your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments regardless of market performance so long as you do not take Excess Withdrawals, however, you will not be guaranteed income for the rest of your life.

     - If you take your first withdrawal on or after the date your reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version was elected, and, you take your first withdrawal when both you and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount or your Contract Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if applicable). Therefore, you will be guaranteed income for life.

     - If you take your first withdrawal on or after the Contract Anniversary following the date you reach age 76, your Annual Benefit Payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. If you elect the Joint Life Version, and if you take your first withdrawal on or after the Contract Anniversary following the date when both you and your spouse are at least age 63, your Annual Benefit will be set equal to the 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.

     - IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. FOR EXAMPLE, WE NO LONGER INCREASE YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT BY THE 6% COMPOUNDING INCOME AMOUNT ONCE YOU MAKE YOUR FIRST WITHDRAWAL. HOWEVER, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.

     - At any time during the pay-in phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG II. This may provide higher income amounts and/or different tax treatment than the payments received under the LWG II.

     MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract

Year. In other words, you should not take Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have made an Excess Withdrawal. If you do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the applicable Withdrawal Rate (see "Annual Benefit Payment" above for how the Withdrawal Rate is determined.).

     In addition, as noted above, if you take an Excess Withdrawal, we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Contract Value to decline to zero.

     You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (because you elected the Single Life version of LWG II and took your first withdrawal before the Contract Anniversary following the date you reached age
76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.

EXAMPLE OF PROPORTIONATE REDUCTION FOR AN EXCESS WITHDRAWAL

     Assume that a contract with the Single Life version had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

     Assume that the Remaining Guaranteed Withdrawal Amount and Contract Value are reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value is further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $80,000-$10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the Contract Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.

     Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Contract Value before that withdrawal.


     AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Contract Owner's 91st birthday, (or with the Joint Life Version, the younger spouse's 91st birthday) an Automatic Annual Step-Up will occur, provided that the Contract Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).

The Automatic Annual Step-Up will:

     - reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Contract Value on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not you have taken any withdrawals;

     - reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if you make your first withdrawal on or after the Contract Anniversary following the date you reach age 76) or, if the Joint Life Version of LWG II was elected, reset the Annual Benefit Payment, equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the Contract Anniversary following the date when the younger spouse reaches age 63); and

     - reset the LWG II charge to a rate we shall determine (provided that this rate will not exceed the rate currently applicable to the same optional rider available for new Contract purchases at the time of the step-up), up to a maximum of 1.25% (Single Life version) or 1.50% (Joint Life version).

     In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current LWG II charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in writing at our Administrative Office no less than seven calendar days prior to the Contract Anniversary. Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Administrative Office that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Contract Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.

     REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2 . These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Administrative Office.

     INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG II, there are certain investment allocation restrictions. Please see "Your Investment Choices--Investment Allocation Restrictions For Certain Benefits" in the Prospectus. In addition, the Fixed Account is not available.

     JOINT LIFE VERSION. Like the Single Life version of LWG II, the Joint Life version must be elected at the time you purchase the Contract, and the Contract Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first Joint Owner dies), LWG II will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the Contract under the spousal continuation provisions. This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary beneficiary at the time of your death, he or she will not be eligible to receive payments under LWG II. In situations in which a trust is both the Owner and beneficiary of the Contract, the Joint Life version of the rider would not apply.

     In order for you and your spouse to receive lifetime income, both you and your spouse must be at least age 59 1/2 at the time of the first withdrawal. Please note that a change of the primary beneficiary will terminate the LWG II rider. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life Versions of LWG II (see "6% Compounding Income Amount" above ). In addition, the Withdrawal Rate for the Joint Life Version of LWG II may differ from the Withdrawal Rate for the Single Life Version. (see "Annual Benefit Payment" above).

     Because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union would not be able to receive continued payments upon the death of the Owner under the joint life version of LWG II.

     CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II rider on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II charge and, the investment allocation restrictions described in "Investment Allocation Restrictions for Certain Benefits" in the Prospectus will no longer apply. The variable annuity Contract, however, will continue.

     If you cancel the LWG II rider on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a GUARANTEED PRINCIPAL ADJUSTMENT to your Contract Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) minus (b) where:

     (a) is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and

     (b)  is the Contract Value on the date of cancellation.

     The Guaranteed Principal Adjustment will be added to each applicable Subaccount in the ratio the portion of the Contract Value in such Subaccount bears to the total Contract Value in all Subaccounts. The Guaranteed Principal Adjustment will never be less than zero.

     Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due. Therefore, LWG II may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing the LWG II rider for its Guaranteed Principal Adjustment feature.

     TERMINATION OF THE LWG II RIDER. The LWG II rider will terminate upon the earliest of:

          (1) The date of a full withdrawal of the Contract Value (a pro rata portion of the charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this rider have been met);

          (2) The date the Contract Value is applied to an annuity option (a pro rata portion of the charge for this rider will be assessed);

          (3) The date there are insufficient amounts to deduct the LWG II rider charge (you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this rider have been met);

          (4) Death of the Contract Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the Joint Life version of LWG II, the primary beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

          (5) A change of the Contract Owner or Joint Owner (or the Annuitant if the Contract Owner is a non-natural person) for any reason, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);

          (6) The Contract is terminated (a pro-rata portion of the rider charge will be assessed, except for termination due to death.)

          (7) The effective date of the cancellation of this rider;

          (8) The date you assign your Contract, subject to our administrative procedures; or

          (9) The effective date of a change in the primary beneficiary under the Joint Life Version, subject to our administrative procedures.

     Once the rider is terminated, the LWG II charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.

     ADDITIONAL INFORMATION. LWG II may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while LWG II is in effect, an alternative death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

     Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable Contractual death benefit or the alternative death benefit amount calculated under the LWG II rider as described above. Otherwise, the provisions of those Contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

     If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal

Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

     We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s) of the Internal Revenue Code). If you terminate the LWG II rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the LWG II charge; or (3) the Contract Owner dies, except where the beneficiary or Joint Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

SUMMARY OF GMIB PLUS II AND LWG II

The chart below highlights certain differences between GMIB Plus II and LWG II. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with the riders.

                                       GMIB PLUS II                               LWG II
                           ------------------------------------   --------------------------------------
LIFETIME INCOME                 Yes (after waiting period)         Yes (if first withdrawal on or after
                                                                                age 59 1/2)

BENEFIT RIDER INVOLVES
ANNUITIZATION                               Yes                                     No

WITHDRAWALS PERMITTED(1)          Prior to Annuitization                            Yes

WAITING PERIOD             Must wait 10 years to annuitize        None (59 1/2 for lifetime withdrawals)
                           under rider; Optional Step-Up
                           restarts waiting period; withdrawals
                           available immediately

RESET/STEP-UP                               Yes                                     Yes

MAY INVEST IN VARIABLE
ACCOUNT                           Prior to annuitization                            Yes

INVESTMENT ALLOCATION
REQUIREMENTS                                Yes                                     Yes

ABILITY TO CANCEL RIDER    Yes after 10 years, can take lump-     Yes, at 5th, 10th and & 15th Contract
                           sum option under the GPO provisions    Anniversary, annually thereafter, or
                                                                  lump-sum option under the GPA
                                                                  provisions after 15 years.

DEATH BENEFIT              Prior to annuitization, Contract       Contract death benefit or alternate
                           death benefit available(2)             rider death benefit available; ability
                                                                  to receive Remaining Guaranteed
                                                                  Withdrawal Amount in series of
                                                                  payments instead of Contract death
                                                                  benefit

CURRENT RIDER CHARGES(3)                   0.75%                      0.65% (Single Life version) or
                                                                        0.85% (Joint Life version)

(1)  Withdrawals will reduce the living and death benefits and Contract Value.

(2) If the Contract is annuitized, annuity payments may be guaranteed for a certain period of time (depending on the annuity option selected) and therefore payable upon death of the Annuitant. See "ANNUITY PAYMENTS" in the Prospectus and the rider descriptions above for more information.

(3) Certain rider charges may increase upon a Reset or Step-Up. Generally, rider charges are assessed as a percentage of the guaranteed benefit rather than Contract Value. For example, the charge for GMIB Plus II is 0.75% of the Income Base. See the ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS section in the Prospectus and the individual rider descriptions above for more information.

                                       ***

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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Boston, MA 02116


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